Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Rockefeller Climate Solutions Fund (the “Fund”)
A series of Trust for Professional Managers

Supplement dated December 30, 2025
to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
each dated March 29, 2025, as supplemented

Effective January 1, 2026, Mr. Rolando F. Morillo will no longer serve as a Portfolio Manager for the Fund. Accordingly, all references to Mr. Morillo as a Portfolio Manager in the Fund’s Prospectus, Summary Prospectus and SAI are hereby removed. Mr. Jose Garza will continue to serve as Portfolio Manager of the Fund.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI